UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

Nuvation Bio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39351	85-0862255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Broadway, Suite 1401 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 208-6102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	NUVB	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NUVB.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Nuvation Bio Inc. (the “Company”) posted to its website an updated corporate presentation that will be shared with investors and others from time to time. A copy of the corporate presentation is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On November 26, 2025, the Company announced its decision to discontinue development of NUV-1511, the first compound in its first-of-its-kind drug-drug conjugate (DDC) program. While NUV-1511 was well tolerated and did demonstrate promising signals in some patients, the Company has made this decision due to lack of sufficiently consistent efficacy across cohorts. The Company thanks the patients and trial investigators who have participated in clinical studies of NUV-1511. Importantly, the Company is not terminating the DDC platform. Instead, the Company will be using information learned from the NUV-1511 program to evaluate new DDC candidates that may have more consistently robust activity. Resources budgeted for NUV-1511, which included a projected $100-150 million in R&D and CMC-related costs through 2029, will be transferred to other pipeline molecules and to the development of next-generation DDC candidates, incorporating key learnings from NUV-1511.

Notably, the Company recently announced first patient in part 2 of G203, a global randomized study of safusidenib, a novel, selective, potent, oral mIDH1 inhibitor, in high-risk grade 3 or grade 4 IDH1-mutant glioma. The Company will also continue to invest in the commercial launch of IBTROZI (taletrectinib) and development of the program, including enrollment of the TRUST-IV study evaluating the medicine in the adjuvant setting of early-stage ROS1+ NSCLC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Corporate Presentation of Nuvation Bio Inc. (November 26, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVATION BIO INC.

Date: November 26, 2025	By:	/s/ Philippe Sauvage
	Name:	Philippe Sauvage
	Title:	Chief Financial Officer